EXHIBIT 10.2


THIS WARRANT AND THE SHARES OF COMMON STOCK OF EGAMES, INC. THAT MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT.

Issue Date:       October 31, 2001
Void After:       October 31, 2006

                                  EGAMES, INC.
                          COMMON STOCK PURCHASE WARRANT

This Warrant Agreement (this "Warrant Agreement") and the related Registration Rights Agreement have been entered into in connection with the execution of the Forbearance Agreement dated as of October 31, 2001, the terms of which are
incorporated   herein  by  reference  as  if  set  forth  in  full  herein  (the
"Forbearance Agreement"), by and between, eGames, Inc., a Pennsylvania corporation (who together with any successor shall be referred to as the "Company") and Fleet National Bank, successor in interest to Summit Bank, a state banking corporation (the "Holder").

     THIS CERTIFIES that, for value received, the Holder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Company, at the Exercise Price provided herein, up to 750,000 fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, no par value per share, of the Company (the "Common Stock"). Such number of Warrant Shares shall be subject to adjustment as provided for elsewhere herein.

     1. Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from time to time during the "Exercise Period," which shall commence on October 31, 2001 (the "Issue Date") and shall end at 5:00 p.m. Philadelphia, Pennsylvania time on October 31, 2006 (the "Expiration Date"), subject to the provisions of Section 3 hereof.

     2. Exercise Price - The price per share of Common Stock at which this Warrant may be exercised (the "Exercise Price") shall be nine cents ($0.09), subject to adjustment as provided herein.



     3. Exercise of Warrant.

               (a) During the Exercise Period, this Warrant shall be exercisable from time to time in the discretion of the Holder to the following extent: (a) to the extent of 250,000 of the Warrant Shares, commencing upon the Issue Date;
(b) to the extent of an additional 250,000 of the Warrant Shares, commencing April 1, 2002 unless the Company shall have fulfilled all of its obligations and paid all amounts due and owing to the Holder under the Forbearance Agreement prior to such date; and (c) to the extent of an additional 250,000 of the Warrant Shares, commencing October 1, 2002 unless the Company shall have fulfilled all of its obligations and paid all amounts due and owing to the Holder under the Forbearance Agreement after March 31, 2002 but prior to October 1, 2002. Accordingly, (x) to the extent to which the Company shall have fulfilled all of its obligations and paid all amounts due and owing to the Holder under the Forbearance Agreement prior to April 1, 2002, 500,000 of the Warrant Shares shall never be exercisable by the Holder, and (y) to the extent to which the Company shall have fulfilled all of its obligations and paid all amounts due and owing to the Holder under the Forbearance Agreement after March 31, 2002 but prior to October 1, 2002, 250,000 of the Warrant Shares shall never be exercisable by the Holder.

               (b) Notwithstanding anything in Section 3 (a) to the contrary, all of the Warrant Shares shall be immediately exercisable upon any Event of Default as defined by the Forbearance Agreement.

               (c) During the Exercise Period, this Warrant may be exercised from time to time in accordance with Section 3(a) hereof by the surrender of this Warrant and the Notice of Exercise annexed hereto (the "Notice of Exercise") and upon payment of the Exercise Price of the shares of Common Stock thereby purchased (the "Exercised Shares").

Payment of the Exercise Price for the Exercised Shares may be made (i) by certified check payable to the order of the Company, (ii) by wire transfer of immediately-available funds to the account of the Company, or (iii) by delivery of this Warrant with instructions that the Company retain as payment of the Exercise Price such number of shares of Common Stock as shall be determined under the next sentence (a "Cashless Exercise") or (iv) by any combination of the foregoing. In the event of a Cashless Exercise, the Holder, in lieu of paying the Exercise Price by certified check or wire transfer as provided for above, shall receive that number of shares of Common Stock determined by multiplying the number of Exercised Shares for which the Cashless Exercise is made by a fraction, the numerator of which shall be the positive difference between the then Current Market Price (as defined blow) per Warrant Share (on the date the Company receives the Notice of Exercise) and the Exercise Price, and the denominator of which shall be the then Current Market Price per Warrant Share (on the date the Company receives the Notice of Exercise), and the remaining Exercised Shares for which the Cashless Exercise has been made for which shares of Common Stock shall not have been issued shall be deemed to have been paid to the Company as the Exercise Price and all Warrants related thereto shall be thereby deemed exercised and canceled. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct for the number of Warrant Shares so purchased. The Warrant Shares so purchased shall be deemed to be issued as of the close of business on the date on which the Company receives a duly executed and completed Notice of Exercise and, if applicable, the Exercise Price. The Company covenants that all Warrant Shares that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

To the extent to which this Warrant shall have been partially exercised by the Holder, the Company upon the surrender of this Warrant shall issue a new Warrant certificate to the Holder, identical to the terms hereof except to the extent of a reduction in the number of shares for which this Warrant may be exercised.

               (d) "Current Market Price" is defined as the arithmetic mean of the highest and lowest selling prices of the shares of Common Stock of the Company quoted on the OTC Bulletin Board* Service provided by NASD, Inc., or as reported by a nationally recognized broker/dealer which makes a market in the shares of Common Stock, or as reported by equivalent exchanges or markets as may heretofore or hereafter be utilized by the Company, during the ten days prior to such valuation date during which trading occurred (but no more than 30 calendar days prior to such valuation date). If there were no sales of shares of Common Stock during the 30 calendar days prior to the valuation date but there were sales within 60 calendar days before the valuation date, Current Market Value is determined by taking the mean between the highest and lowest selling prices of the shares of Common Stock during the ten days during which trading occurred that are closest in time to the valuation date. If actual sales are not available during such 60-day period before the valuation date, and the Board of Directors of the Company (the "Board") determines that the Current Market Value of the shares of Common Stock cannot be determined on the basis of the selling or bid and asked prices pursuant to any of the methods set forth above, then the Current Market Value of the shares of Common Stock shall be established by the Board acting in good faith and using all available financial data and other current factors affecting Current Market Value.

     4. Fractional Warrant Shares - Fractional shares of Common Stock will not be issued upon exercise of the Warrants and will instead be rounded off to the nearest whole number of shares.

     5. Charges, Taxes and Expenses - Issuance of certificates for the shares of Common Stock shall be made by the Company without charge to the Holder for any incidental expense in respect of the issuance of such certificate; provided, however, that the Holder shall be responsible for any issue or transfer tax associated with such issuance.

     6. Holder Representations - The Holder represents and warrants to the Company as of the date hereof, and at the time of exercise of this Warrant shall be deemed to represent to the Company, with the understanding that the Company shall rely on such representations and warranties, that it (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in this Warrant and the shares of Common Stock issuable upon exercise thereof; (iii) has been furnished with and has had access to such information as such Holder has considered necessary to make a determination as to acquire this Warrant and to purchase of the shares of Common Stock upon exercise of this Warrant, together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had the opportunity to ask questions concerning the Company and had all questions which have been asked by such Holder satisfactorily answered by the Company; and (v) has not been offered this Warrant or shares of Common Stock subject thereto by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder's own account for investment, and not with view to distribution of either this Warrant or any securities purchasable upon exercise hereof.

     7. Organization and Standing - The Company hereby represents and warrants to the Holder that the Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company hereby represents and warrants to the Holder that the Company is duly qualified or licensed to do business as a corporation and is in good standing in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the business, assets, liabilities, condition (financial or otherwise) or operations of the Company.

     8. Company Power - The Company hereby represents and warrants to the Holder that the Company has all corporate power necessary for the authorization, execution and delivery of this Warrant and this Warrant constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

     9. Adjustments - The Exercise Price and the number and kind of securities purchasable hereunder are subject to adjustment from time to time, as follows:

               (a) Merger Events. If at any time there shall be a capital reorganization of the shares of the Company's Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, the sale of all or substantially all of the Company's properties and assets to any other person, or the spin off of all or substantially all of the Company's assets into another entity that must be approved, in whole or in part, by the Company's stockholders (hereinafter collectively referred to as a 'Merger Event'), then, as a part of such Merger Event, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of Common Stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if the Holder had exercised this Warrant immediately prior to the Merger Event to the full extent of the Warrant Shares. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of the Warrant Agreement with respect to the rights and interest of the Holder after the Merger event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price of shares of Common Stock purchasable) shall be applicable to the greatest extent possible.

               (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

               (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination, and the number of shares available for purchase in effect immediately prior to such subdivision or combination shall be proportionately adjusted.

               (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing Sections 9(a) or 9(b)) of, the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (e) Antidilution Rights. If and whenever after the Issue Date and prior to November 1, 2004, the Company shall issue or sell any (i) shares of its Common Stock, (ii) option, warrant or right to purchase Common Stock or securities convertible into or exchangeable for Common Stock, or (iii) securities convertible into or exchangeable for Common Stock, for consideration per share or at an exercise price or at a conversion price per share that is less than the Exercise Price (any of the foregoing, a "Diluting Issuance"), the Exercise Price under this Warrant Agreement shall be reduced to the amount of consideration per share received by the Company in such issuance or sale; provided, however, that the foregoing shall not apply to the issuance or sale during this time period of Excepted Securities (as hereafter defined) or to the exercise or conversion of such Excepted Securities, as applicable.

If and whenever after October 31, 2004, there shall be a Diluting Issuance, the Exercise Price under this Warrant Agreement shall be adjusted from time to time pursuant to the weighted average antidilution method set forth below (the "Weighted Average Method"), provided, however, that the foregoing shall not apply to the issuance or sale during this time period of Excepted Securities:

          If the Company shall issue or sell any shares of its Common Stock for consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then, the Exercise Price shall be reduced to a price (calculated to the nearest cent) equal to the price determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price and (B) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of this paragraph, the following Subsections (i) - (iii) shall also be applicable:

               (i) In the event that the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of (x) Common Stock or (y) any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), or shall fix a record date for determination of holders of any class of securities entitled to receive any such Options, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and whether or not the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options (as of the date of granting such Options) shall be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in Section 9(e)(iii) below, no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

              (ii) In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible Securities covered by Section 9(e)(i) above, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Convertible
          Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and whether or not the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in Section 9(e)(iii), no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

             (iii) In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

                           (A) If the purchase price provided for in any Option referred to in Section 9(e)(i), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 9(e)(i) or 9(e)(ii), or the rate at which any Convertible Securities referred to in Section 9(e)(i) or 9(e)(ii) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Exercise Price in effect at the time of such change shall forthwith be increased or decreased to the Exercise Price that would be in effect immediately after such change if (a) the adjustments that were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, actually issued upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change that are still outstanding after such change, and (b) the Exercise Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

                           (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities which have not been fully exercised, the Exercise Price then in effect hereunder shall be forthwith increased or decreased to the Exercise Price that would be in effect at the time of such expiration or termination if (a) the adjustments that were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, actually issued upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities that remain outstanding after such expiration or termination, and (b) the Exercise Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

                           (C) If the purchase price provided for in any Option referred to in Section 9(e)(i) or the rate at which any Convertible Securities referred to in Section 9(e)(i) or 9(e)(ii) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, and the event causing the reduction is one that did not also require an adjustment in the Exercise Price under other provisions of this Section 9(e), then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid; provided that no such adjustment shall be made unless the Exercise Price then in effect would be reduced thereby.

                           (D) If a record date for the issuance of any Options or Convertible Securities shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefore, the adjustment previously made as provided in Section 9(e)(i) and 9(e)(ii) above to the relevant Exercise Price which becomes effective on such record date shall be cancelled as of the close of business on such record date, and thereafter such Exercise Price shall be adjusted pursuant to Section 9(e)(i) or 9(e)(ii), as the case may be, as of the actual date of their issuance.

Notwithstanding anything in subsections (i) - (iii) to the contrary, the terms "Options" and "Convertible Securities" shall not include the issuance or sale of Common Stock or securities convertible or exchangeable into Common Stock upon the exercise of any option, warrant or right issued and outstanding as of the Issue Date or upon the conversion or exchange of any convertible or exchangeable security issued and outstanding as of the Issue Date, all of which shall be deemed to be "Excepted Securities."

The following shall also not be deemed to be "Options" and "Convertible Securities" and shall be deemed to be "Excepted Securities": (A) the issuance or sale of stock options to (x) members of the Company's Board of Directors or (y) Company employees and consultants who provide bona fide services under an agreement or arrangement approved by the Board of Directors (collectively "Excepted Stock Options"); (B) any issuance or sale of shares of the Company's Common Stock, options, warrants or rights to purchase Common Stock or securities convertible or exchangeable for Common Stock to any entity or individual in connection with, directly or indirectly, the obtaining of funds used in whole or in part for the purpose of paying amounts due and owing to the Holder under the Forbearance Agreement (collectively "Take-Out Lender Securities"; and (C) the issuance of securities upon conversion or exchange of securities in connection with (A) or (B) of this paragraph; provided, however, that if and whenever, from the Issue Date through the Expiration Date, the Company shall issue or sell Excepted Stock Options or Take-Out Lender Securities for a consideration per share or at an exercise price or at a conversion price per share that is less than the Exercise Price under this Warrant Agreement, the Exercise Price shall be adjusted pursuant to the Weighted Average Method set forth above. Notwithstanding anything herein to the contrary, Excepted Securities shall not include, and the anti-dilution protections set forth in this Section 9(e) shall not apply to, the first 750,000 Excepted Stock Options issued or sold during the Exercise Period.

               (f) Notice of Adjustment - In each case of any adjustment or readjustment in the Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon such adjustment or readjustment is based. The Company shall forthwith mail a copy of each such report to the Holder.

    10. No Rights as Stockholder - This Warrant does not entitle the Holder to any voting rights, the right to receive cash dividends or other rights as a stockholder of the Company prior to the exercise of the Warrant.

    11. Reservation of Stock Issuable on Exercise of Warrant - The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

    12. Loss, Theft, Destruction or Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

    13. Remedies - The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not adequate and may be enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    14. Notices, etc. - All notices and other communications from the Company to the Holder of this Warrant shall be mailed, by first class mail or nationally recognized overnight courier such as Federal Express, to such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company. All communications from the holder of this Warrant to the Company shall be mailed by first class mail or nationally recognized overnight courier such as Federal Express to the Company at it principal business address, or such other address as may have been furnished to the Holder in writing by the Company.

    15. Miscellaneous - This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law provisions thereof. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant, or any portion hereof may, without the prior consent of the Company, be assigned to any entity controlled by, controlling, or under common control with the Holder or to any successor of the Holder, provided that the Company has received notice of such transfer. Until the Warrant is transferred on the Company's books, the Company shall treat the registered holder as the holder of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

ATTEST                                             EGAMES, INC.



/s/ Arthur E. Rountree                               BY: /s/ Thomas W. Murphy
------------------------------                       ------------------------
Arthur E. Rountree, Controller                       Thomas W. Murphy,
                                                     VP Finance, CFO

                         NOTICE OF EXERCISE OF WARRANT



TO:       eGames, Inc.


            Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase ____________ shares of the Common Stock of eGames, Inc. (the "Company"), and tenders herewith payment of the Exercise Price of such shares in full.

            Pursuant to the terms of the attached Warrant, the undersigned hereby elects to make a Cashless Exercise as provided for in Section 3(c) of such Warrant with respect to ____________ shares of Common Stock.

(Check and complete the appropriate paragraph)

            Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:



                Name                                       Address
                ----                                       -------






DATE:                                   HOLDER: